UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2009

American Public Education, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 12, 2009, David L. Warnock notified American Public Education, Inc. (the “Company”) of his resignation from the Company’s Board of Directors effective August 12, 2009. On August 13, 2009, Phillip A. Clough notified the Company that he would not stand for re-election to the Company’s Board of Directors at the Company’s 2010 Annual Meeting of Shareholders. Mr. Clough will serve the remainder of his term as Chairman of the Company’s Board of Directors.

On August 13, 2009, the Company issued a press release regarding the matters described above. The complete text of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release issued by American Public Education, Inc. on August 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date: August 14, 2009	By:	/s/ Harry T. Wilkins

Harry T. Wilkins, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release issued by American Public Education, Inc. on August 13, 2009.